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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MAY 30, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-24923                   25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On May 30, 2000, Conexant Systems, Inc. completed its previously announced acquisition of Philsar Semiconductor Inc., a Canadian corporation dedicated to the development of semiconductor solutions for personal wireless connectivity using radio technology such as the Bluetooth protocol. The purchase price consisted of 3.0 million shares of Conexant common stock, including the conversion of outstanding Philsar Semiconductor Inc. stock options and warrants into options and warrants to purchase shares of Conexant common stock.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CONEXANT SYSTEMS, INC.
                                   (Registrant)


                              By   /s/ Dennis E. O'Reilly
                                   -----------------------------
                                   Dennis E. O'Reilly
                                   Senior Vice President,
                                   General Counsel and Secretary


Dated:  June 12, 2000